UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 26, 2021
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.	3

SIGNATURES	5

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 26, 2021, the Company held its Annual Meeting of Shareholders.
The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	343,971,682	17,712,002	730,927	60,606,450
Keith B. Alexander	360,134,978	1,745,991	533,642	60,606,450
Jamie S. Gorelick	353,523,812	6,643,491	2,247,308	60,606,450
Daniel P. Huttenlocher	357,485,338	4,379,227	550,046	60,606,450
Judith A. McGrath	352,913,358	9,018,613	482,640	60,606,450
Indra K. Nooyi	358,913,909	2,948,340	552,362	60,606,450
Jonathan J. Rubinstein	355,013,961	6,848,025	552,625	60,606,450
Thomas O. Ryder	348,050,199	13,814,239	550,173	60,606,450
Patricia Q. Stonesifer	350,562,042	11,368,429	484,140	60,606,450
Wendell P. Weeks	356,816,085	5,048,225	550,301	60,606,450
The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2021 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
410,995,904	11,359,397	665,760	—
The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
292,928,270	68,646,287	840,054	60,606,450
A shareholder proposal requesting a report on customer due diligence was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
126,093,181	231,103,314	5,218,116	60,606,450
A shareholder proposal requesting a mandatory independent board chair policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
52,557,765	299,204,942	10,651,904	60,606,450
A shareholder proposal requesting additional reporting on gender/racial pay was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
93,415,729	267,093,612	1,905,270	60,606,450

A shareholder proposal requesting a report on promotion data was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
64,913,836	294,816,522	2,684,253	60,606,450
A shareholder proposal requesting a report on packaging materials was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
127,811,216	231,830,287	2,773,108	60,606,450
A shareholder proposal requesting a diversity and equity audit report was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
158,884,190	200,719,903	2,810,518	60,606,450
A shareholder proposal requesting an alternative director candidate policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
63,114,460	297,945,126	1,355,025	60,606,450
A shareholder proposal requesting a report on competition strategy and risk was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
120,544,009	236,846,573	5,024,029	60,606,450
A shareholder proposal requesting an additional reduction in threshold for calling special shareholder meetings was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
123,327,426	238,071,476	1,015,709	60,606,450
A shareholder proposal requesting additional reporting on lobbying was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
125,796,239	234,754,900	1,863,472	60,606,450
A shareholder proposal requesting a report on customer use of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
122,673,640	234,690,392	5,050,579	60,606,450

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President
Dated: May 28, 2021

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